American Skandia Trust

        Supplement dated July 5, 2000 to the Prospectus dated May 1, 2000

                       AST Alger All-Cap Growth Portfolio

         The section of the prospectus entitled "Management of the Trust - Sub-advisors - Fred Alger Management, Inc." (on page 101) is amended by deleting the second paragraph and replacing it with the following:

          The portfolio managers responsible for the management of this Portfolio are David Alger and Seilai Khoo. Mr. Alger has managed the Portfolio since its inception, while Ms. Khoo has been managing the Portfolio since June 2000. Mr. Alger has been employed by Alger since 1971 and served as Executive Vice President and Director of Research prior to being named President in 1995. Ms. Khoo has been employed by Alger since 1989, and has been a Senior Vice President and Portfolio Manager since 1995.


                           AST AIM Balanced Portfolio

         Effective June 21, 2000, Carolyn L. Gibbs no longer served on the portfolio management team for the AST AIM Balanced Portfolio. Accordingly, the section of the prospectus entitled "Management of the Trust -- Sub-advisors - A I M Capital Management, Inc." (on pages 97 - 98) is amended by deleting the fourth paragraph and replacing it with the following:

          The members of the team responsible for the management of the AST AIM Balanced Portfolio are Claude C. Cody IV, Robert G. Alley, Craig A. Smith, Meggan M. Walsh and Jan Friedli. The members of the team have managed the Portfolio since AIM became the Portfolio's Sub-advisor in May 1999 (except for Mr. Friedli, who has been a manager of the Portfolio since October 1999), and all (except for Mr. Friedli) are officers of AIM. Mr. Cody, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1992. Mr. Alley, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1992. Mr. Smith, Portfolio Manager, has been associated with AIM and/or its affiliates since 1989. Ms. Walsh, Portfolio Manager, has been associated with AIM and/or its affiliates since 1991. Mr. Friedli, Portfolio Manager, has been associated with AIM and/or its affiliate since 1999. From 1997 to 1999, he was a global fixed-income portfolio manager for Nicholas-Applegate Capital Management, and from 1994 to 1997, he was an international fixed-income trader and analyst for Strong Capital Management.